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                                                                                                                Exhibit 21

                                             SUBSIDIARIES OF GARDNER DENVER, INC.

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                                                      JURISDICTION OF
LEGAL NAME                                            INCORPORATION         NAME SUBSIDIARY USES FOR DOING BUSINESS
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
Air-Relief, Inc.                                      Kentucky              Air Relief, Inc.

Allen-Stuart Equipment Company, Inc.                  Texas                 Gardner Denver Engineered Packaging Center

Belliss & Morcom (USA) Inc.                           Delaware              Bellis & Morcom (USA) Inc.

Bellis & Morcom Limited                               United Kingdom        Bellis & Morcom Limited

Gardner Denver Drum Ltd.                              United Kingdom        Gardner Denver Drum Ltd.

Emco Wheaton Corp.                                    Canada                Emco Wheaton Corp.

Emco Wheaton GmbH                                     Germany               Emco Wheaton GmbH

Emco Wheaton UK Ltd.                                  United Kingdom        Emco Wheaton UK Ltd.

Gardner Denver (Deutschland) GmbH                     Germany               Gardner Denver (Deutschland) GmbH

Gardner Denver Holdings Inc.                          Delaware              Gardner Denver Holdings Inc.

Gardner Denver Hoffman, Ltd.                          United Kingdom        Gardner Denver Hoffman, Ltd.

Gardner Denver International, Inc.                    Delaware              Gardner Denver International, Inc.

Gardner Denver Ireland Limited                        Ireland               Gardner Denver Ireland Limited

Gardner Denver Kompressoren GmbH                      Germany               Gardner Denver Kompressoren GmbH

Gardner Denver Machinery (Shanghai) Co., Ltd.         China                 Gardner Denver Machinery (Shanghai) Co., Ltd.

Gardner Denver Ltd.                                   United Kingdom        Gardner Denver Ltd.

Gardner Denver Nova Scotia, ULC                       Nova Scotia           Gardner Denver Nova Scotia, ULC

Gardner Denver SA                                     France                Gardner Denver SA

Gardner Denver Oy                                     Finland               Gardner Denver Oy

Gardner Denver Water Jetting Systems, Inc.            Texas                 Gardner Denver Water Jetting Systems, Inc.

Gardner Denver Wittig GmbH                            Germany               Gardner Denver Wittig GmbH

GD First UK Ltd.                                      United Kingdom        GD First UK Ltd.

GD Investment Ky                                      Finland               GD Investment Ky

Hamworthy Belliss & Morcom Brasil Ltda.               Brazil                Hamworthy Belliss & Morcom Brasil Ltda.

Hamworthy Bellis & Morcom Limited                     United Kingdom        Hamworthy Bellis & Morcom Limited

Hoffman Air Filtration Licensco Inc.                  Delaware              Hoffman Air Filtration Licensco Inc.

Hoffman Air & Filtration Systems                      United Kingdom        Hoffman Air & Filtration Systems

Lamson Corporation                                    New York              Lamson Corporation

Gardner Denver Systems A/S                            Denmark               Gardner Denver Systems A/S

Gardner Denver Australia Pty Ltd.                     Australia             Gardner Denver Australia Pty Ltd.

Gardner Denver Belgium NV                             Belgium               Gardner Denver Belgium NV

Gardner Denver Munster GmbH                           Germany               Gardner Denver Munster GmbH

Gardner Denver do Brasil Industria e Comercio         Brazil                Gardner Denver do Brasil Industria e Comercio
de Compressores Ltda                                                        de Compressores Ltda

MAPRO International (own 24.183%)                     Italy                 MAPRO International

Motala Verstad AB (own 9.6%)                          Sweden                Motala Verstad AB

nash_elmo Australia Pty Ltd.                          Australia             nash_elmo Australia Pty Ltd.

nash_elmo Austria GmbH                                Austria               nash_elmo Austria GmbH

nash_elmo Bermuda Limited                             Bermuda               nash_elmo Bermuda Limited

nash_elmo Brasil Bombas Ltda.                         Brasil                nash_elmo Brasil Bombas Ltda.

The Nash Engineering Company of Canada Ltd.           Canada                The Nash Engineering Company of Canada Ltd.

nash_elmo Industries China Ltd.                       China                 nash_elmo Industries China Ltd.

nash_elmo Shanghai Vacuum Equipment Co., Ltd.         China                 nash_elmo Shanghai Vacuum Equipment Co., Ltd.

nash_elmo France SARL                                 France                nash_elmo France SARL

nash_elmo Industries GmbH                             Germany               nash_elmo Industries GmbH

nash_elmo Italy S.r.l.                                Italy                 nash_elmo Italy S.r.l.

nash_elmo Japan Ltd.                                  Japan                 nash_elmo Japan Ltd.

nash_elmo Korea Ltd.                                  Korea                 nash_elmo Korea Ltd.

nash_elmo Benelux B.V.                                Netherlands           nash_elmo Benelux B.V.


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                                                      JURISDICTION OF
LEGAL NAME                                            INCORPORATION         NAME SUBSIDIARY USES FOR DOING BUSINESS
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
nash_elmo International Singapore Pte. Ltd.           Singapore             nash_elmo International Singapore Pte. Ltd.

nash_elmo Scandinavia AB                              Sweden                nash_elmo Scandinavia AB

nash_elmo Switzerland GmbH                            Switzerland           nash_elmo Switzerland GmbH

nash_elmo U.K. Ltd.                                   United Kingdom        nash_elmo U.K. Ltd.

nash_elmo Holdings LLC                                Delaware              nash_elmo Holdings LLC

nash_elmo Industries, L.L.C.                          Delaware              nash_elmo Industries, L.L.C.

nash_elmo International LLC                           Delaware              nash_elmo International LLC

Gardner Denver France SA                              France                Gardner Denver France SA

Gardner Denver Iberica, S.L.                          Spain                 Gardner Denver Iberica, S.L.

Gardner Denver Industries plc                         United Kingdom        Gardner Denver Industries plc

Gardner Denver Industries GmbH                        Germany               Gardner Denver Industries GmbH

Gardner Denver Drum LLC                               Kentucky              Gardner Denver Drum LLC

Gardner Denver Industries SA                          France                Gardner Denver Industries SA

Gardner Denver International Ltd                      United Kingdom        Gardner Denver International Ltd.

Gardner Denver Italia s.r.l.                          Italy                 Gardner Denver Italia s.r.l.

Gardner Denver Malaysia Sdn Bhd                       Malaysia              Gardner Denver Malaysia Sdn Bhd

Emco Wheaton USA, Inc.                                Texas                 Emco Wheaton USA, Inc.

Gardner Denver Nederland B.V.                         Netherlands           Gardner Denver Nederland B.V.

Gardner Denver Polska Sp. z.o.o.                      Poland                Gardner Denver Polska Sp. z.o.o.

Gardner Denver UK Ltd.                                United Kingdom        Gardner Denver UK Ltd.

Webster Drives Ltd.                                   United Kingdom        Webster Drives Ltd.

Tamrotor Kompressorit Oy (own 51%)                    Finland               Tamrotor Kompressorit Oy

Tamrotor Marine Compressor AS (own 9%)                Norway                Tamrotor Marine Compressor AS

TCM Investments, Inc.                                 Oklahoma              TCM Investments, Inc.

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